UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 17, 2019
Date of Report (date of earliest event reported)

Establishment Labs Holdings Inc.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38593	Not applicable
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)
Building B15 and 25 Coyol Free Zone Alajuela Costa Rica
(Address of principal executive offices) (Zip Code)
+506 2434 2400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, No Par Value	ESTA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Credit Agreement Amendment
On June 17, 2019, Establishment Labs Holdings Inc. (the “Company”) entered into a Third Amendment to Credit Agreement and Waiver (the “Amendment”) to amend its existing Credit Agreement, dated as of August 24, 2017 (as amended, the “Credit Agreement”), by and among the Company, the subsidiary guarantors party thereto, the lenders from time to time party thereto and Madryn Health Partners, LP, as administrative agent (the “Agent”).
Among other things, the Amendment (i) provides for $25.0 million of new term loan commitments (resulting in aggregate commitments of $65.0 million), (ii) removes all amortization payments and extends the maturity date and repayment in full of all loans to September 30, 2025, (iii) decreases the interest rate on all loans from 11% per annum plus LIBOR down to 8% per annum plus LIBOR, (iv) reduces the prepayment premiums applicable to the loans. Of the additional term loans, $10.0 million is available to be borrowed in a single draw on or before September 30, 2019, and $15.0 million is available to be borrowed in a single draw on or before December 31, 2019, in each case subject to customary conditions. As of June 17, 2019, $40.0 million in aggregate principal amount of loans were outstanding under the Credit Agreement.
The description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth under Item 1.01 above is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Third Amendment to Credit Agreement, by and among Establishment Labs Holdings Inc., the subsidiary guarantors party thereto, the lenders party thereto and Madryn Health Partners LP, as administrative agent.

99.1	Press Release of Establishment Labs Holdings Inc. dated June 17, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTABLISHMENT LABS HOLDINGS INC.

Dated:	June 18, 2019	By:	/s/ Renee M. Gaeta
		Name:	Renee M. Gaeta
		Title:	Chief Financial Officer